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                                  EXHIBIT 23.2
            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of
ID Biomedical Corporation

We consent to the use of our report incorporated by reference herein.





/s/ KPMG LLP

Chartered Accountants

Vancouver, Canada
January 10, 2005